Filing  fee:
                                                            Receipt  #:
                                                            FILED:  C4190-2001
                                                            FEB 20 2001
                                                        IN THE OFFICE OF
                                                        /s/ DEAN HELLER
                                                  DEAN HELLER SECRETARY OF STATE


                           Articles  of  Incorporation
                              (PURSUANT TO NRS 78)
                                 STATE OF NEVADA
                                Secretary of State
--------------------------------------------------------------------------------
(For  filing office use)                              (For filing office use)
--------------------------------------------------------------------------------

   IMPORTANT:  Read instructions on reverse side before completing this form.
                         TYPE OR PRINT (BLACK INK ONLY)

1.   NAME  OF  CORPORATION:          MERRITT  VENTURES  CORP.
                                     ------------------------
2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

Name  of  Resident  Agent: Michael  A.  Cane
                           -----------------
Street Address: 2300 West Sahara Ave., Suite 500-Box 18   Las Vegas, NV 89102
                ---------------------------------------   ---------- -- -----
                Street  No.     Street  Name              City          Zip

3. SHARES: (number of shares the corporation is authorized to issue) Number of shares with par value: 100 Million Par value: $ .001
       No. without par value:  ------------------

4.   GOVERNING BOARD: shall be styled as (check one):      X  Directors
                                                           -  Trustees


The  FIRST BOARD OF DIRECTORS shall consist of   1 member(s) and the names and
addresses  are  as  follows:

Logan  Anderson         Locavia  Condominium,  Unit  45, Seven Mile Beach
---------------         -------------------------------------------------
Name                    Address

                        Cayman  Islands,  British  West  Indies
                        ---------------------------------------
                        City/State/Zip

5.     PURPOSE:  (optional)  :  The  purpose  of  the  corporation  shall  be:

       ------------------------------------------------------------------------

6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will
be  returned  to  you  for  correction.  Number of pages attached        0     .
                                                                      ----------
7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles.

Michael A. Cane
--------------------------------------     ------------------------------------
Name  (print)                              Name  (print)

2300 W. Sahara Ave., Suite 500-Box 18
--------------------------------------     ------------------------------------
Address                                    Address

Las  Vegas,  Nevada  89102
--------------------------------------     ------------------------------------
City/State/Zip                             City/State/Zip

/s/ Michael A. Cane
--------------------------------------     ------------------------------------
Signature                                   Signature

State of Nevada County of Clark             State  of_______  County  of  ______

This instrument was acknowledged           This instrument was acknowledged
before me on                               before me on
February  20,  2001,  by
--------------------------------------     ------------------------------------

Michael  A.  Cane
--------------------------------------     ------------------------------------
Name of Person                             Name of  Person
as incorporator
of Merritt Ventures Corp.                 as  incorporator of

/s/ Cynthia J. Reed
--------------------------------------     ------------------------------------
Notary  Public  Signature                  Notary  Public  Signature
(affix  notary  stamp  or  seal)           (affix  notary  stamp  or  seal)

Notary Public State of Nevada
     County of Clark
     CYNTHIA J. REED
  My Appointment expires
     March 14, 2001

8.     CERTIFICATE  OF  ACCEPTANCE  OF  APPOINTMENT  OF  RESIDENT  AGENT:
I,          Michael A. Cane          hereby accept appointment as Resident Agent
for  the  above  named  corporation.

/s/ Michael A. Cane                              2-20-01
--------------------------------------     ------------------------------------
Signature  of  Resident  Agent                     Date

State of Nevada
Secretary of State
I hereby certify that this is a true and complete copy of the document as filed in this office.

February, 20, 2001

By:  /s/ signature